                                                                   Exhibit 10.22


                      XIONICS DOCUMENT TECHNOLOGIES, INC.

                             STOCK OPTION AGREEMENT

                                  (TIME VESTED)

     AGREEMENT dated this <<Day>> of <<Month>>, <<Year>>, between Xionics Document Technologies, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), and the individual identified below, residing at the address there set out (the "Optionee").

     1. GRANT OF OPTION. Pursuant to the Company's 1993 Stock Option Plan as attached hereto as EXHIBIT A (the "Plan"), the Company grants to the Optionee an option (the "Option") to purchase from the Company all or any part of a total of
<<Shares>> shares (the "Optioned Shares") of the Company's Common Stock, par
value $.01 per share (the "Stock"), at a price of __________________ cents per share. This Option is granted as of the date hereof.

     2. CHARACTER OF OPTION. This Option is intended to be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     3. DURATION OF OPTION. This Option shall expire on the earlier of (a) the tenth anniversary of the date of this Agreement, or (b) the ninetieth (90th) day following the Optionee's termination of the employment or other association with the Company and its Affiliates for any reason.

     4. EXERCISE OF OPTION. Optioned Shares shall become available for purchase under this Option in sixteen (16) equal installments of <<Option_A>> Optioned Shares each, one such installment available from and after the first day of each of the sixteen (16) consecutive calendar quarters beginning subsequent to the date of this Agreement;

PROVIDED, HOWEVER, that after termination of the Optionee's employment or other association with the Company no additional installments of the Optioned Shares shall become available for purchase. Until its expiration, exercise of this Option at any time may be for any number of Optioned Shares then available for purchase under this Option and shall be effected in the manner specified in
Section 11 of the Plan.

     5. TRANSFER OF OPTIONS. This Option may not be transferred except by will or the laws of descent and distribution, and, during the lifetime of the Optionee, may be exercised only by the Optionee.

     6. INCORPORATION OF PLAN TERMS. This Option is granted subject to all of the applicable terms and provisions of the Plan, including but not limited to the limitations on the Company's obligation to deliver Optioned Shares upon exercise set forth in Section 12 (RESTRICTIONS ON ISSUE OF SHARES), Section 13 (PURCHASE FOR INVESTMENT; SUBSEQUENT REGISTRATION), and Section 14 (WITHHOLDING NOTICE OF DISPOSITION OF STOCK PRIOR TO EXPIRATION OF SPECIFIED HOLDING PERIOD).

     7. MISCELLANEOUS. This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of any successor or assign of the Company and any executor, administrator, trustee, guardian, or other legal representative of the Optionee.

     IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date first above written.

XIONICS DOCUMENT TECHNOLOGIES, INC.

By:
                                        ----------------------------------------
                                        Optionee: <<FirstName>> <<LastName>>

Title: Chief Executive Officer          Optionee's Address:
      ---------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------




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

                      XIONICS DOCUMENT TECHNOLOGIES, INC.


                             STOCK OPTION AGREEMENT

                                  (TIME VESTED)


     AGREEMENT dated this <<Day>> of <<Month>>, <<Year>>, between Xionics Document Technologies, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), and the individual identified below, residing at the address there set out (the "Optionee").

     1. GRANT OF OPTION. Pursuant to the Company's 1995 Stock Option Plan as attached hereto as EXHIBIT A (the "Plan"), the Company grants to the Optionee an option (the "Option") to purchase from the Company all or any part of a total of
<<Shares>> shares (the "Optioned Shares") of the Company's Common Stock, par
value $.01 per share (the "Stock"), at a price of __________________cents per share. This Option is granted as of the date hereof.

     2. CHARACTER OF OPTION. This Option is intended to be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     3. DURATION OF OPTION. This Option shall expire on the earlier of (a) the tenth anniversary of the date of this Agreement, or (b) the ninetieth (90th) day following the Optionee's termination of the employment or other association with the Company and its Affiliates for any reason.

     4. EXERCISE OF OPTION. Optioned Shares shall become available for purchase under this Option in sixteen (16) equal installments of <<Option_A>> Optioned Shares each, one such installment available from and after the first day of each of the sixteen (16) consecutive calendar quarters beginning subsequent to the date of this Agreement;

PROVIDED, HOWEVER, that after termination of the Optionee's employment or other association with the Company no additional installments of the Optioned Shares shall become available for purchase. Until its expiration, exercise of this Option at any time may be for any number of Optioned Shares then available for purchase under this Option and shall be effected in the manner specified in
Section 11 of the Plan.

     5. TRANSFER OF OPTIONS. This Option may not be transferred except by will or the laws of descent and distribution, and, during the lifetime of the Optionee, may be exercised only by the Optionee.

     6. INCORPORATION OF PLAN TERMS. This Option is granted subject to all of the applicable terms and provisions of the Plan, including but not limited to the limitations on the Company's obligation to deliver Optioned Shares upon exercise set forth in Section 12 (RESTRICTIONS ON ISSUE OF SHARES), Section 13 (PURCHASE FOR INVESTMENT; SUBSEQUENT REGISTRATION), and Section 14 (WITHHOLDING NOTICE OF DISPOSITION OF STOCK PRIOR TO EXPIRATION OF SPECIFIED HOLDING PERIOD).

     7. MISCELLANEOUS. This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of any successor or assign of the Company and any executor, administrator, trustee, guardian, or other legal representative of the Optionee.

     IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date first above written.

XIONICS DOCUMENT TECHNOLOGIES, INC.

By:
                                            ------------------------------------
                                            Optionee: <<FirstName>> <<LastName>>

Title: Chief Executive Officer              Optionee's Address:
       -----------------------

                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------



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


                      XIONICS DOCUMENT TECHNOLOGIES, INC.


                             STOCK OPTION AGREEMENT

                                  (TIME VESTED)


     AGREEMENT dated this <<Day>> of <<Month>>, <<Year>>, between Xionics Document Technologies, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), and the individual identified below, residing at the address there set out (the "Optionee").

     1. GRANT OF OPTION. Pursuant to the Company's 1996 Stock Option Plan as attached hereto as EXHIBIT A (the "Plan"), the Company grants to the Optionee an option (the "Option") to purchase from the Company all or any part of a total of
<<Shares>> shares (the "Optioned Shares") of the Company's Common Stock, par
value $.01 per share (the "Stock"), at a price of cents per share. This Option is granted as of the date hereof.

     2. CHARACTER OF OPTION. This Option is intended to be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     3. DURATION OF OPTION. This Option shall expire on the earlier of (a) the tenth anniversary of the date of this Agreement, or (b) the ninetieth (90th) day following the Optionee's termination of the employment or other association with the Company and its Affiliates for any reason.

     4. EXERCISE OF OPTION. Optioned Shares shall become available for purchase under this Option in sixteen (16) equal installments of <<Option_A>> Optioned Shares each, one such installment available from and after the first day of each of the sixteen (16) consecutive calendar quarters beginning subsequent to the date of this Agreement;

PROVIDED, HOWEVER, that after termination of the Optionee's employment or other association with the Company no additional installments of the Optioned Shares shall become available for purchase. Until its expiration, exercise of this Option at any time may be for any number of Optioned Shares then available for purchase under this Option and shall be effected in the manner specified in
Section 11 of the Plan.

     5. TRANSFER OF OPTIONS. This Option may not be transferred except by will or the laws of descent and distribution, and, during the lifetime of the Optionee, may be exercised only by the Optionee.

     6. INCORPORATION OF PLAN TERMS. This Option is granted subject to all of the applicable terms and provisions of the Plan, including but not limited to the limitations on the Company's obligation to deliver Optioned Shares upon exercise set forth in Section 12 (RESTRICTIONS ON ISSUE OF SHARES), Section 13 (PURCHASE FOR INVESTMENT; SUBSEQUENT REGISTRATION), and Section 14 (WITHHOLDING NOTICE OF DISPOSITION OF STOCK PRIOR TO EXPIRATION OF SPECIFIED HOLDING PERIOD).

     7. MISCELLANEOUS. This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of any successor or assign of the Company and any executor, administrator, trustee, guardian, or other legal representative of the Optionee.

     IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument as of the date first above written.

XIONICS DOCUMENT TECHNOLOGIES, INC.

By:
                                         ---------------------------------------
                                         Optionee: <<FirstName>> <<LastName>>

Title: Chief Executive Officer           Optionee's Address:
       -----------------------

                                         ---------------------------------------

                                         ---------------------------------------

                                         ---------------------------------------


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